UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

October 26, 2009

Viasystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-29727 (Commission File Number)	43-1777252 (IRS Employer Identification Number)

101 South Hanley Road, Suite 400, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2009, Viasystems, Inc. issued a press release announcing its financial results for the third quarter of fiscal 2009.  In addition, on October 27, 2009, Viasystems, Inc. issued a press release announcing a tender offer for its 10.5% Senior Subordinated Notes due 2011.  The press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K and incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits:
Exhibit 99.1                                Press Release of Viasystems, Inc. dated October 26, 2009.
Exhibit 99.2                                Press Release of Viasystems, Inc. dated October 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 28, 2009
By:        /s/ Gerald G. Sax
Gerald G. Sax
Chief Financial Officer